Exhibit 10.1

Certain confidential information contained in this document, marked by [***], has been excluded because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SALES EXHIBIT
Fiscal Year 2021 Pay for Performance

THIS SALES EXHIBIT (the “FY21 Exhibit”) to the Addendum effective as of April 2, 2017 (the “Distributor Agreement”) is effective as of March 29, 2020 (the “Effective Date”), by and between and Xilinx, Inc., a Delaware corporation, having offices at 2100 Logic Drive, San Jose, CA 95124, Xilinx Ireland Unlimited Company (formerly known as Xilinx Ireland), a company incorporated under the laws of Ireland and having its registered office at 2020 Bianconi Avenue, Citywest Business Campus, Saggart, Co. Dublin, and Xilinx Sales International Pte. Ltd., a company organized and existing under the laws of Singapore, having its principal office at 5 Changi Business Park Vista, Singapore 486040 (collectively and individually “Xilinx”), and Avnet, Inc., a New York corporation, having its principal office at 2211 South 47th Street, Phoenix, AZ 85034 (“Distributor”).

I.This Sales Exhibit is in effect for Xilinx’s 2021 fiscal year (March 29, 2020 – March 27, 2021) (“FY21”) and sets forth the sales plan for the promotion and sale of Xilinx products during FY21.

II.Distributor Sales Support.

A.Americas
1.Distributor will maintain its current personnel positions, and
2.[***] business development manager.
B.APAC and Greater China (China and Taiwan)
1.Distributor will maintain its current personnel positions in APAC and Greater China, and
2.[***] field application engineer in [***];
3.[***] salesperson in [***];
4.[***] field application engineer in [***];
5.[***] field application engineer in [***];
6.[***] field application engineer in [***];
7.[***] field application engineer in [***];
8.[***] salesperson in [***], and
9.[***] salesperson in [***].
C.EMEA
1.Distributor will maintain its current personnel positions, and
2.[***] field application engineer [***].

For Distributor staff that is dedicated to the Xilinx product line (“Dedicated Staff”), Distributor will continue to base the variable (bonus) compensation of Dedicated Staff entirely on Xilinx sales.

III.Marketing.

A.Reinvestment Marketing. Distributor commits to reinvest [***] to mature product sales into future Xilinx business. These “reinvestment” projects will be discussed and jointly agreed to between the parties; the FY21 “reinvestment” marketing spend will be [***] million.

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B.Corporate Marketing. Distributor will commit [***] for marketing activities undertaken at the direction of Distributor’s corporate marketing group for global campaigns and marketing of [***].

C.Communities. Distributor will commit [***] for [***] marketing, including: [***] Xilinx marketing by [***], joint marketing between [***] and Avnet, [***] and workshops, and expansion of [***] and online workshops.

D.Slack Workspace Adoption. Distributor will adopt Slack Workspace. Slack improves communication between Distributor and Xilinx and enables the only connection to the Xilinx Experts Community which benefits the Distributor’s worldwide technical community. Slack is also the favored communication channel for Xilinx technical workshops and training events.

I.Operational Focus Areas

A.Distribution Days of Sale (“DDOS”):
1.Distributor will manage its inventory to ensure that at the end of each fiscal quarter, Distributor’s worldwide inventory [***].
2.At the end of FY21, Xilinx will increase the amount Distributor currently owes Xilinx by [***].

B.Quarter End Delinquencies. Distributor will set a quarterly target for worldwide delinquencies to be less than [***].

C.Quarter End Pipeline Coverage. Distributor will set a target to have [***] of pipeline coverage in place for the next quarter by the end of [***] in the current quarter.

II.Margins

A.[***] Mature Margin. The [***] Mature Margin from the FY19 Sales Plan will remain in effect during FY21.

B.[***] Mature Margin. The [***] Mature Margin from the FY20 Sales Plan will remain in effect during FY21.

C.[***] Margin. The [***] Margin will change from [***] effective on [***].

III.Revenue Targets

At the close of FY21, Xilinx will review Distributor’s FY21 sales data and conform such sales data to the following sales goals (“Performance Goals”).

FY21 Goals:

(1) By both [***], Avnet will achieve [***].

[Target Revenue Table omitted]

Due to global economic uncertainties due to the COVID-19 pandemic, [***].

To evidence the parties' agreement to this Addendum, they have signed and delivered it on the date(s) below, but as of the date set forth in the preamble.

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XILINX
Xilinx, Inc.		Xilinx Sales International Pte. Ltd.

Signature:	/s/ Michael Barone	Signature:	/s/ David Ferguson
Print Name:	Michael Barone	Print Name:	David Ferguson
Title:	VP, Americas Sales	Title:	Managing Director
Date:	9/22/2020	Date:	9/21/2020

Xilinx Ireland Unlimited Company

Signature:	/s/ Brendan Farley
Print Name:	Brendan Farley
Title:	Managing Director
Date:	9/22/2020

DISTRIBUTOR
Avnet, Inc.

Signature:	/s/ Phil Gallagher
Print Name:	Phil Gallagher
Title:	Interim CEO & Global President, Electronics Components
Date:	10 September 2020 | 05:15 PDT

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